UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   June 4, 2007

Medis Technologies Ltd.
(Exact name of Registrant as specified in its charter)

Delaware (State of incorporation)	0-30391 (Commission File No.)	13-3669062 (IRS Employer Identification No.)

805 Third Avenue
New York, New York 10022
(Address of principal executive offices)

Registrant’s telephone number: (212) 935-8484

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 4, 2007, our Compensation Committee granted options under our 1999 Stock Option Plan, as amended, to the following executive officers:

Name	Number of Shares of Common Stock Underlying Options
Jacob Weiss	65,000
Israel Fisher	30,000

All of such options shall vest in full on June 4, 2008,  shall expire at the close of business on June 4, 2011 and shall be  exercisable  at a price of $14.90 per share (the closing price of our common stock on the date of grant).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIS TECHNOLOGIES LTD.

Dated: June 7, 2007	By:	/s/ Howard Weingrow
Name: Howard Weingrow
Title: Deputy Chairman and Chief Operating Officer